Exhibit A to
                                 Form U-12(I)-B
                                 --------------

------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                                                                                                  Compensation
                                                                                                                (submitted under
                                                                                                                  a request for
                                                                                                                  confidential
                                                                                                                  treatment as
       Name          Business Address         Company              Title              Summary Description          Exhibit B)
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
L. Don Miller       1221 Lamar              Enron North          Director;       Contact with FERC to discuss
                    Suite 1600             America, Inc.       President and     settlement of various
                    Houston, TX 77010                        Managing Director   pending cases and
                                                                                 investigations filed against
                                                                                 Enron regarding Enron's role
                                                                                 in the energy crisis in the
                                                                                 west during 2000 and 2001
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                              Acadian             Manager;
                                          Exploration LLC      President and
                                                              Manager Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                          Antelope Valley    Manager; Managing
                                         Energy Facility,         Director
                                              L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                        Athens Development   Manager; President
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                         Athens Green Land   Manager; President
                                        Development, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                         BAM Lease Company       Director;
                                                             Managing Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                        BT Exploration LLC   Manager; Managing
                                                                  Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                            Brave Land       Manager; President
                                            Development
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------


                                                           1



------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                                                                                                  Compensation
                                                                                                                (submitted under
                                                                                                                  a request for
                                                                                                                  confidential
                                                                                                                  treatment as
       Name          Business Address         Company              Title              Summary Description          Exhibit B)
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                            Brook I LLC      Manager; Managing
                                                                  Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                              Broward        Manager; President
                                            Development
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                             Calcasieu       Manager; President
                                            Development
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                        Calvert City Power   Manager; President
                                             I, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                            County Line      Manager; President
                                            Development
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                          Deerfield Beach    Manager; President
                                          Energy Center,
                                              L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                            Delta Land       Manager; President
                                            Development
                                           Company, LLC
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           ECT Merchant       Attorney-in-Fact
                                         Investments Corp.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------



                                                           2



------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                                                                                                  Compensation
                                                                                                                (submitted under
                                                                                                                  a request for
                                                                                                                  confidential
                                                                                                                  treatment as
       Name          Business Address         Company              Title              Summary Description          Exhibit B)
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                         ECT Securities GP       Director;
                                              Corp.          President, Chief
                                                             Executive Officer
                                                                 and Chief
                                                             Financial Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                         ECT Securities LP       Director;
                                               Corp.           President and
                                                              Chief Executive
                                                                  Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           ECT Strategic         Director;
                                            Value Corp.        President and
                                                              Chief Executive
                                                                  Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                         EGS New Ventures    Managing Director
                                               Corp.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                         ENA CLO I Holding        Special
                                         Company GP L.L.C.      Appointment
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                          East Fork Land     Manager; President
                                            Development
                                          Company, L.L.C
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                        East Sour Lake, LLC  Manager; Managing
                                                                  Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                        Ecogas Corporation       Director;
                                                             Managing Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                          Ecogas Funding         Director;
                                            Corporation      Managing Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                          Enron (Bermuda)    Director; Chairman
                                              Limited
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                         Enron - SE Corp.        Director;
                                                              Chairman of the
                                                                   Board
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------


                                                           3



------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                                                                                                  Compensation
                                                                                                                (submitted under
                                                                                                                  a request for
                                                                                                                  confidential
                                                                                                                  treatment as
       Name          Business Address         Company              Title              Summary Description          Exhibit B)
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                          Enron ACS, Inc.         Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                        Enron Americas LNG        Director
                                              Company
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Enron Bighorn         Director;
                                         Acquisition Corp.    Chairman of the
                                                                   Board
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                        Enron CASH Company       Director;
                                              No. 1           Managing Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                        Enron CASH Company       Director;
                                              No. 5           Managing Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                         Enron California        Director;
                                             Municipal         President and
                                          Services, Inc.      Chief Executive
                                                                  Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                          Enron Capital &        Director;
                                           Trade Global          President
                                          Resources Corp.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                          Enron Capital &      President and
                                          Trade Resources     Chief Executive
                                        International Corp.       Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Enron Capital         Director;
                                          Corp. (formerly        President
                                         JILP-G.P., Inc.)
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                         Enron Capital II    Managing Director
                                               Corp.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Enron Capital         Director;
                                        North America Corp.    President and
                                                              Chief Executive
                                                                  Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                         Enron Cushing Oil       President
                                          Marketing, Inc.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                            Enron Field          Director;
                                          Services Corp.     Managing Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------


                                                           4



------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                                                                                                  Compensation
                                                                                                                (submitted under
                                                                                                                  a request for
                                                                                                                  confidential
                                                                                                                  treatment as
       Name          Business Address         Company              Title              Summary Description          Exhibit B)
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Enron Freight         President
                                           Markets Corp.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                            Enron Fuels        President and
                                        International, Inc.   Chief Executive
                                                                  Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                        Enron Gas Liquids,     President and
                                               Inc.           Chief Executive
                                                                  Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                         Enron Global LNG         Director
                                                LLC
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Enron Global        President and
                                            Markets LLC       Chief Executive
                                                                  Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                        Enron Hydrocarbons       President
                                          Marketing Corp.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                         Enron Industrial        Director;
                                        Natural Gas Company  Managing Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                             Enron LNG            Director
                                         Development Corp.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Enron Lawhill         Director;
                                           Capital Corp.       President and
                                                              Chief Executive
                                                                  Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Enron Liquid        President and
                                            Fuels, Inc.       Chief Executive
                                                                  Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Enron Market          Director;
                                          Claims Trading       President and
                                               Corp.          Chief Executive
                                                                  Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Enron Mexico      Director; Chairman
                                          Holdings 2 Ltd.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Enron Mexico      Director; Chairman
                                          Holdings I Ltd.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------


                                                           5



------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                                                                                                  Compensation
                                                                                                                (submitted under
                                                                                                                  a request for
                                                                                                                  confidential
                                                                                                                  treatment as
       Name          Business Address         Company              Title              Summary Description          Exhibit B)
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                         Enron Natural Gas       Director;
                                          Marketing Corp.      President and
                                                              Chief Executive
                                                                  Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Enron Oregon          Director;
                                          Services, Inc.       President and
                                                              Chief Executive
                                                                  Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                            Enron Power          Director;
                                         Investments, Inc.     President and
                                                              Chief Executive
                                                                  Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                            Enron Power          Director;
                                          Marketing, Inc.        President
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Enron Reserve       President and
                                         Acquisition Corp.    Chief Executive
                                                                  Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                        Enron Sandhill GP,   Manager; President
                                              L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                        Enron Sandhill LP,   Manager; President
                                              L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                            Fort Pierce      Manager; President
                                            Repowering
                                           Project, LLC
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Harrier Power         Director;
                                            Corporation       Chairman of the
                                                                   Board
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                             Hartwell        Manager; President
                                            Development
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Hawkeye Land      Manager; President
                                            Development
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                          Jefferson Davis    Manager; President
                                            Development
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------


                                                           6



------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                                                                                                  Compensation
                                                                                                                (submitted under
                                                                                                                  a request for
                                                                                                                  confidential
                                                                                                                  treatment as
       Name          Business Address         Company              Title              Summary Description          Exhibit B)
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                          KCSE Star, LLC          Manager;
                                                               President and
                                                              Chief Executive
                                                                  Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                            Kendall New      Manager; President
                                              Century
                                        Development, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                             LGMI, Inc       Managing Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                             LOA, Inc.            Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                            LRCI, Inc.       Managing Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                         Landfill Ecogas,        Director;
                                                Inc.         Managing Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                          Lauderdale Land    Manager; President
                                            Development
                                           Company, LLC
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                          Lone Star Land     Manager; President
                                          Development GP
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                          Lone Star Land     Manager; President
                                          Development LP
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Louisiana Gas     Managing Director
                                         Marketing Company
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                             Louisiana       Managing Director
                                         Resources Company
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           MEGS, L.L.C.      Managing Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------


                                                           7



------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                                                                                                  Compensation
                                                                                                                (submitted under
                                                                                                                  a request for
                                                                                                                  confidential
                                                                                                                  treatment as
       Name          Business Address         Company              Title              Summary Description          Exhibit B)
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                            Master Land      Manager; President
                                            Development
                                         Holding Company,
                                              L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                        Midway Development   Manager; President
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Oswego Cogen        President and
                                           Company, LLC      Managing Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                            Palm Beach       Manager; President
                                            Development
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Panhandle Gas          Director
                                              Company
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Pompano Beach     Manager; President
                                          Energy Center,
                                              L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Position Land     Manager; President
                                            Development
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                          Richmond Power          Director
                                          Holdings, Inc.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                         Risk Management &   Managing Director
                                           Trading Corp.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                         Roseville Energy    Manager; Managing
                                         Facility, L.L.C.         Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                        San Marco Pipeline        Director
                                              Company
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                             Sawgrass        Manager; President
                                            Development
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------


                                                           8



------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                                                                                                  Compensation
                                                                                                                (submitted under
                                                                                                                  a request for
                                                                                                                  confidential
                                                                                                                  treatment as
       Name          Business Address         Company              Title              Summary Description          Exhibit B)
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                          Shelby Power I,    Manager; President
                                              L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Speckled LLC      Manager; President
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                            St. Charles      Manager; President
                                            Development
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                             Stoddard        Manager; President
                                            Development
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                          TLS Investors,     Manager; Managing
                                              L.L.C.              Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                          The New Energy         Director;
                                          Trading Company      President and
                                                              Chief Executive
                                                                  Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                            Titan Land       Manager; President
                                            Development
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                           Tularosa LLC      Managing Director
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                          Volunteer Land     Manager; President
                                            Development
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                        WRA Services Corp.       Director;
                                                               President and
                                                              Chief Executive
                                                                  Officer
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                         Wood Development    Manager; President
                                          Company, L.L.C.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
Rajeev Thapar       1221 Lamar              Enron North      Managing Director   Contact with FERC to discuss
                    Suite 1600             America, Inc.                         settlement of various
                    Houston, TX 77010                                            pending cases and
                                                                                 investigations filed against
                                                                                 Enron regarding Enron's
                                                                                 role in the energy crisis in
                                                                                 the west during 2000 and 2001
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------


                                                           9



------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                                                                                                  Compensation
                                                                                                                (submitted under
                                                                                                                  a request for
                                                                                                                  confidential
                                                                                                                  treatment as
       Name          Business Address         Company              Title              Summary Description          Exhibit B)
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------
                                            Enron Power      Managing Director
                                          Marketing, Inc.
------------------- ------------------- -------------------- ------------------- ------------------------------ ------------------











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